UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 22, 2021
Date of Report (Date of earliest event reported)

ChampionX Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38441	82-3066826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2445 Technology Forest Blvd
Building 4, 12th Floor
The Woodlands, TX 77381
(Address of principal executive offices and zip code)
(281) 403-5772
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CHX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On March 22, 2021, ChampionX Corporation (the "Company"), will be participating in the Simmons Energy 21st Annual Energy Conference. The presentation includes the following information, which includes an update of the Company's guidance for the quarter ending March 30, 2021:

Winter Storm Impact Update
•We are continuing to evaluate the full impact of the winter storm
•Due to winter storm impacts, we now expect first quarter 2021 Revenue and Adjusted EBITDA near the low end of our prior guidance range of $650 million to $700 million, and $90 million to $100 million, respectively
•Our Chemical Technologies businesses were the most impacted by the winter storm:
◦Raw materials supply chain disruptions due to shutdowns of Gulf Coast petrochemical and chemical plants
◦Lower consumable production chemicals sales due to lost oil & gas production
◦Repair and start-up costs associated with repairing storm damage to facilities and associated lower absorption due to facility shut down
◦Our teams are working hard to ensure supply assurance to our customers
◦All our facilities are fully operational, but we continue to experience some raw material supply chain disruptions
•We expect Production & Automation Technologies and Drilling Technologies to fully recover from winter storm impacts within the first quarter, given improved activity levels in March
•We still expect exit 2021 adjusted EBITDA margin to exceed exit 2020 level, driven by volume and price improvements, and further realization of cost synergies

A copy of the presentation is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The Company hereby files the following exhibits:

Exhibit No.	Description

99.1	ChampionX Corporation Presentation to Simmons Energy 21st Annual Energy Conference
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apergy Corporation

Date: March 22, 2021	By:	/s/ JULIA WRIGHT
Julia Wright
Senior Vice President, General Counsel and Secretary